MFS(R) NEW YORK MUNICIPAL BOND FUND*

     Supplement to the Statement of Additional Information (the SAI) Part II

During the period from April 15, 2003 to May 30, 2003 (unless extended by MFS Fund Distributors, Inc. ("MFD")), MFD will pay dealers (excluding those dealers which decline to participate in these arrangements) 100% of the applicable sales charge on sales of Class A shares of the fund listed above.

                 The date of this Supplement is April 15, 2003.